EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the use of our reports incorporated herein by reference in the registration statement.

                                                     /s/KPMG PEAT MARWICK LLP
                                                     --------------------------
                                                     KPMG PEAT MARWICK LLP



Boston, Massachusetts
December 4, 1997


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